Exhibit (q)

CGM TRUST
POWER OF ATTORNEY
The undersigned hereby constitutes and appoints G. Kenneth Heebner and David Fietze, and each of them, with full powers of substitution, as his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable CGM Trust (the “Trust”) to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-1A (Securities Act File No. 2-10653 and Investment Company Act File No. 811-82), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of January, 2016.
/s/ James Van Dyke Quereau, Jr.
James Van Dyke Quereau, Jr.

Exhibit (q)

CGM TRUST
POWER OF ATTORNEY
The undersigned hereby constitutes and appoints G. Kenneth Heebner and David Fietze, and each of them, with full powers of substitution, as his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable CGM Trust (the “Trust”) to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-1A (Securities Act File No. 2-10653 and Investment Company Act File No. 811-82), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of January, 2016.

/s/ Mark W. Holland
Mark W. Holland

Exhibit (q)

CGM TRUST
POWER OF ATTORNEY
The undersigned hereby constitutes and appoints David Fietze, with full powers of substitution, as his true and lawful attorney-in-fact and agent, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable CGM Trust (the “Trust”) to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-1A (Securities Act File No. 2-10653 and Investment Company Act File No. 811-82), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand 19th day of January, 2016.

/s/ G. Kenneth Heebner
G. Kenneth Heebner

Exhibit (q)

CGM TRUST
POWER OF ATTORNEY
The undersigned hereby constitutes and appoints G. Kenneth Heebner and David Fietze, and each of them, with full powers of substitution, as his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable CGM Trust (the “Trust”) to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-1A (Securities Act File No. 2-10653 and Investment Company Act File No. 811-82), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2016.

/s/ Peter O. Brown
Peter O. Brown

Exhibit (q)

CGM TRUST
POWER OF ATTORNEY
The undersigned hereby constitutes and appoints G. Kenneth Heebner and David Fietze, and each of them, with full powers of substitution, as his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable CGM Trust (the “Trust”) to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-1A (Securities Act File No. 2-10653 and Investment Company Act File No. 811-82), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of January, 2016.

/s/ J. Baur Whittlesey
J. Baur Whittlesey

Exhibit (q)

CGM TRUST
POWER OF ATTORNEY
The undersigned hereby constitutes and appoints G. Kenneth Heebner and David Fietze, and each of them, with full powers of substitution, as her true and lawful attorneys-in-fact and agents, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable CGM Trust (the “Trust”) to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-1A (Securities Act File No. 2-10653 and Investment Company Act File No. 811-82), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 19th day of January, 2016.

/s/ Leslie A. Lake
Leslie A. Lake